UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2023

MariaDB plc

(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Veterans Blvd

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(855) 562-7423

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities

On October 12, 2023, MariaDB plc (the “Company”) began implementing its board-approved restructuring plan (the “Plan”) to better align its workforce with the needs of its business and to reduce the Company’s operating costs. The Plan includes a reduction of the Company's workforce by 84 people, or approximately 28%. The Company expects the Plan will result in (i) restructuring charges consisting of approximately $3.1 million in employee severance and notice period payments, benefits, and related costs and $0.1 million in non-cash stock-based compensation expense related to vesting of share-based awards, and (ii) cash expenditures of approximately $0.8 million to satisfy amounts owed due to earned vacation time.

As part of the Plan, the Company will focus its attention on its core MariaDB Enterprise Server database product. Products not related to the core MariaDB Enterprise Server business, including SkySQL and Xpand, will no longer be sold and the Company has implemented a plan to help existing customers migrate off these products.

The Company expects the majority of the restructuring charges and expenses related to the Plan to be incurred in the Company’s first half of fiscal year 2024. In addition to the Plan, an estimated 13 employees are expected to be provided transition packages that will provide for continued services through various dates of the Company’s fiscal year 2024.

The above estimates of the cash expenditures and restructuring charges that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. For example, potential employee reductions are subject to legal requirements that vary by jurisdiction, which may extend the reduction process beyond that expected in certain cases.  In addition, the Company may incur other cash expenditures or charges not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan or otherwise.

Item 2.06Material Impairments

The information contained in Item 2.05 above is incorporated herein by reference. Due to the approval and implementation of the Plan and the deterioration of the price of the Company’s ordinary shares and the resulting reduced market capitalization of the Company, the Company determined that as of fiscal year end September 30, 2023, it would incur an impairment charge associated with its acquisitions of Clustrix/Xpand in September 2018 and CubeWerx Inc. in August 2022. Approximately  $7.9 million of the impairment charge relates to goodwill with the remaining $0.9 million portion of the impairment charge relating to intangible assets. This determination was reached based on the results of an updated financial plan for the Company’s business and economic outlook, which the Company conducts as part of its annual strategic planning cycle.

This impairment charge will be reflected in the Company’s financial statements as of and for the fiscal quarter and year ended September 30, 2023. The Company will not be required to make any current or future cash expenditures as a result of this impairment charge.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 12, 2023, Franz Aman, Chief Marketing Officer of the Company was terminated in connection with the reduction of the Company’s workforce, effective October 12, 2023.

Forward-Looking Statements

Certain statements in this Current Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events and actions, such as “expect,” “anticipate,” “contemplate,” “will,” “intend,” “plan,” and “may,” and variations of such words, and similar expressions and future-looking language identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this Current Report include statements regarding the occurrence and timing of the Plan and its implementation (including discontinuance of certain product offerings) and its effects on the Company, the costs incurred from and impairment associated with the Plan, and other related actions and events. Forward-looking statements are not guarantees of future events and actions, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management or board or third parties, including those beyond the Company’s control. Such differences and uncertainties and related risks include, but are not limited to, the possibility that implementation of the Plan may not go as expected, including taking longer and costing more than expected, response of the Company’s customers, suppliers, shareholders, and other third parties to the Plan and its effects, changes in the Company’s business, its industry and the economy generally that may affect the Plan and, among other things, cause the Company to alter the Plan, and accounting variances or requirements that may affect the estimates made regarding the Plan. The foregoing list of differences and risks and uncertainties is illustrative but by no means exhaustive. For more information on factors that may affect the Plan and the related actions and estimates related thereto, please review “Risk Factors” and other information included in the Company’s filings and records filed with the United States Securities and Exchange Commission. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc
Dated: October 12, 2023
	By:	/s/ Paul O’Brien
Paul O’Brien
Chief Executive Officer

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